UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 16, 2007

ACORN FACTOR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

4 West Rockland Road, Montchanin, DE 19710
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (302) 656-1708

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2007, Acorn Factor, Inc. entered into an Amended and Restated Registration Rights Agreement with Comverge, Inc. Acorn Factor, Inc. owns 2,786,021 shares, or approximately 14%, of Comverge, Inc.’s outstanding shares of common stock. Under the Amended and Restated Registration Rights Agreement, if Comverge proposes to register any of its capital stock under the Securities Act (except on Forms S-4 or S-8), Acorn Factor will be entitled to customary “piggyback” registration rights. Additionally, Acorn Factor has the right to demand of Comverge, subject to certain terms and conditions, that Comverge register under the Securities Act shares of its common stock held by Acorn Factor.

The Amended and Restated Registration Rights Agreement also contains a market stand off provision under which Acorn factor has agreed that in the event Comverge gives notice that it intends to file a registration statement for an underwritten public offering of its common stock with the SEC under certain conditions (a “Filing Notice”), Acorn Factor shall not, directly or indirectly sell, offer to sell, contract to sell (including any short sale), grant any option to purchase or otherwise transfer or dispose of any Comverge securities, excluding shares of common stock included in such registration, during the period of time commencing on the date of receipt of the notice and ending on the 31st day following the date of receipt of the notice, in the event Comverge has not filed a registration statement with the SEC during such time period; or, in the event Comverge files a registration statement with the SEC within such period, then the earlier of (A) the 91st day following the first filing of such registration statement or (B) the first day on which a lock-up agreement, as described below, becomes effective. The Filing Notice is to include a statement that the anticipated offering price for the Registrable Securities to be included in such offering is not less that $100 million in the aggregate.

In addition, Acorn Factor has agreed to a lock-up arrangement under which, during the period of time requested by the managing underwriter(s) in the applicable offering (not to exceed 90 days) following the date of the final prospectus related to a Comverge registration statement filed under the Securities Act, it shall not, to the extent requested by Comverge and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including any short sale), grant any option to purchase or otherwise transfer or dispose of any Comverge securities during such period except common stock included in such registration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of October 2007.

ACORN FACTOR, INC.

By: /s/ Sheldon Krause
Name: Sheldon Krause
Title: Secretary and General Counsel